UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2024

Glatfelter Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704 885-2555

(N/A)
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K filed by Glatfelter Corporation, a Pennsylvania corporation (“Glatfelter” or the “Company”), with the Securities and Exchange Commission (the “SEC”) on February 7, 2024, Glatfelter, Treasure Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Glatfelter (“First Merger Sub”), and Treasure Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Glatfelter (“Second Merger Sub” and, together with First Merger Sub, the “Merger Subs”), entered into certain definitive agreements with Berry Global Group, Inc., a Delaware corporation (“Berry”), and Treasure Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of Berry (“Spinco”). The definitive agreements provide for a series of transactions pursuant to which, among other things, Berry will transfer the business, operations and activities that constitute the global nonwovens and hygiene films business of Berry (the “HHNF Business”) to Spinco, subject to the terms and conditions set forth in the definitive agreements (the “Separation”). In connection with the Separation, Spinco will assume certain debt of the HHNF Business and will make certain cash distributions to Berry. After the Separation, Berry will distribute to its stockholders 100% of the issued and outstanding shares of common stock, par value $0.01 per share, of Spinco held by Berry by way of either a pro rata dividend or, with Glatfelter’s consent, an exchange offer (the “Distribution”). After the Distribution, First Merger Sub will be merged with and into Spinco, with Spinco being the surviving corporation and a wholly owned subsidiary of Glatfelter, immediately following which Spinco will be merged with and into Second Merger Sub, with Second Merger Sub being the surviving limited liability company and a wholly owned subsidiary of Glatfelter (collectively, the “Merger”).

The definitive agreements entered into in connection with the Merger and the transactions related thereto (collectively, the “Transaction Agreements”), include:

•	a Reverse Morris Trust (“RMT”) Transaction Agreement, dated as of February 6, 2024 (the “RMT Transaction Agreement”), by and among the Company, Merger Subs, Berry and Spinco;
•	a Separation and Distribution Agreement, dated as of February 6, 2024 (the “Separation Agreement”), by and among the Company, Berry and Spinco;
•	an Employee Matters Agreement, dated as of February 6, 2024, by and among the Company, Berry and Spinco, which governs the parties’ respective obligations with respect to current and former employees of the HHNF Business and certain other employee compensation and benefits matters relating to the transaction, including, without limitation, the treatment of Berry’s outstanding equity awards as of the closing; and
•	a Tax Matters Agreement, dated as of February 6, 2024, by and among the Company, Berry and Spinco, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the RMT Transaction Agreement and the Separation Agreement, and certain other tax matters.

A summary of the material terms and conditions of each of the RMT Transaction Agreement and the Separation Agreement was included in the Form 8-K filed by the Company with the SEC on February 7, 2024, which summaries are incorporated herein by reference. The descriptions of the Transaction Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Transaction Agreements, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

The above descriptions of the Transaction Agreements have been included to provide investors and security holders with information regarding the terms of such agreements. They are not intended to provide any other factual information about Glatfelter, Berry, or Spinco, or their respective subsidiaries or affiliates. The Transaction Agreements contain representations and warranties that Glatfelter and Merger Subs, on the one hand, and Berry and Spinco, on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contracts between the parties to such agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of such agreements. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Term Sheet

Effective February 6, 2024, the Company entered into an executive employment term sheet (the “Executive Term Sheet”) with Curtis L. Begle, the current President, Health, Hygiene & Specialties Division at Berry, which Executive Term Sheet was entered into in connection with the entry into the RMT Transaction Agreement. In connection with the transactions contemplated by the RMT Transaction Agreement, Mr. Begle will be appointed as the Chief Executive Officer of the Company and will be appointed to the Board of Directors of the Company (“Company Board”) effective as of the closing of the Merger. In addition, at that time Mr. Begle will enter into an executive employment agreement on terms consistent with the Executive Term Sheet and no less favorable, in all material respects, than the individual provisions in Mr. Begle’s current employment agreement.

In connection with Mr. Begle’s appointment as Chief Executive Officer of the Company, he will receive the following compensation:

•	Annual base salary of $1,000,000;
•	Annual cash bonus target opportunity of 100% of annual base salary under the Company’s executive bonus program, with a maximum bonus of 200% of annual base salary;
•	An annual long-term incentive equity grant with a grant date value of $4,600,000 granted under the Company’s executive equity program approved by the Company Board;
•	A sign-on equity grant with such value and terms to be determined prior to the closing. The sign-on equity grant will be granted in the first fiscal year with the timing of such award intended to be granted on or in connection with closing. Mr. Begle will be entitled to “double trigger” accelerated vesting of the sign-on equity grant if he has a termination without cause or for good reason in connection with a change in control;
•	Participation in all employee benefits plans generally made available to senior executives of the Company in accordance with the terms of such plans;
•	Reimbursement of all reasonable business expenses incurred in the performance of Mr. Begle’s duties in accordance with Company policy and the provision of all necessary documentation;
•	One-time cash payment in connection with closing to be used for personal travel from Indiana to Charlotte, with the amount to be determined prior to closing and subject to Company Board approval;
•	Six weeks of paid vacation;
•	Perquisites generally made available to all other named executive officers of the Company, including a Company-paid executive physical and executive long-term disability coverage;
•	Standard relocation benefits under the Company’s relocation policy; and
•	D&O insurance consistent with Company coverage.

If Mr. Begle’s employment is terminated without cause or he voluntarily terminates his employment for good reason, he will be entitled to receive the following, subject to a release of claims in favor of the Company: (i) cash severance equal to his annual base salary plus target annual cash bonus, payable in installments over 24 months in accordance with the Company’s normal payroll practices; (ii) a lump sum payment any earned but unpaid annual cash bonus for the year prior to Mr. Begle’s termination; (iii) a lump sum payment of his target annual cash bonus for the year of termination, pro-rated for the number of days worked; (iv) continuation of health plan benefits for him and his eligible dependents at no cost under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for up to 24 months; and (v) outstanding equity treatment will be determined prior to closing and will be consistent with other executive officers of the Company.

If Mr. Begle’s employment is terminated without cause or he voluntarily terminates his employment for good reason within two years after a change in control of the Company, he will be entitled to receive the following, subject to a release of claims in favor of the Company: (i) cash severance equal to two times his annual base salary plus two times his target annual cash bonus, payable in installments over 24 months in accordance with the Company’s normal payroll practices; (ii) a lump sum payment of any earned but unpaid annual cash bonus for the year prior to Mr. Begle’s termination; (iii) a lump sum payment of his target annual cash bonus for the year of termination, pro-rated for the number of days worked; (iv) continuation of health plan benefits for him and his eligible dependents at no cost under COBRA for up to 24 months; and (v) accelerated vesting of Mr. Begle’s sign-on equity grant, with any performance-based equity awards deemed at 100% of target.

If Mr. Begle’s employment is terminated due to his death or disability, he will be entitled to receive the following: (i) a lump sum payment of any earned but unpaid annual cash bonus for the year prior to Mr. Begle’s termination; (ii) a lump sum payment of his target annual cash bonus for the year of termination, pro-rated for the number of days worked; and (iii) outstanding equity will vest in accordance with the terms of the equity plan and Mr. Begle’s individual award agreements.

Mr. Begle will be required to comply with certain restrictive covenants, including non-disclosure, confidentiality, non-competition and non-solicitation covenants. His employment agreement will also contain a “best net” cutback provision under Section 280G of the Internal Revenue Code (the “Code”), in which Mr. Begle will be entitled to receive the greater of: (i) the after-tax amount of any payments that are subject to the excise tax imposed by Code Section 4999, calculated in a manner consistent with Code Section 280G; and (ii) the amount of parachute payments he would be entitled to receive if they were reduced to an amount equal to one dollar less than the amount at which Mr. Begle becomes subject to excise tax imposed by Code Section 4999. Mr. Begle will also be covered by and subject to the Company’s stock ownership guidelines and clawback policies.

The foregoing summary of the Executive Term Sheet does not purport to be complete and is qualified in its entirety by the full text of the Executive Term Sheet, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Effective as of the closing of the Merger, Thomas Fahnemann will resign from his position as the President and Chief Executive Officer of the Company.

Adoption of a New Retention Program

On February 6, 2024, the Company Board, following approval by the Compensation Committee of the Company Board, adopted and approved a new cash retention bonus program with respect to the transactions contemplated by the RMT Transaction Agreement (the “Retention Program”) for the Company’s executive officers and other key employees. The purpose of the Retention Program is to promote retention and incentivize efforts to both consummate the RMT, to retain talent and to preserve continuity after the consummation of the RMT.

The aggregate amount of the cash retention bonuses payable under the Retention Program is $6.0 million. Retention bonuses will be paid in two installments, 50% on or as soon as administratively possible following the closing and the remaining 50% to be paid six months following the closing. Recipients must remain employed through each payment date to receive the cash retention bonus, provided that recipients who are terminated without cause or for good reason after the closing will have double trigger accelerated vesting of the unpaid portion of the cash retention bonus. The Company will determine the individual amounts of each cash retention bonus under the Retention Program, with any specific award to any executive officer of the Company to be formally approved by the Compensation Committee of the Company Board.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this release that are not historical, including statements relating to the expected timing, completion and effects of the proposed transaction between Berry and Glatfelter, are considered “forward-looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations. All statements relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts are forward-looking statements. In addition, senior management of Berry and Glatfelter, from time to time may make forward-looking public statements concerning expected future operations and performance and other developments.

Actual results may differ materially from those that are expected due to a variety of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Glatfelter shareholders may not approve the transaction proposals; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or may be delayed; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks and costs related to the implementation of the separation of Berry’s HHNF Business into Spinco, including timing anticipated to complete the separation; any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the combined company is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and other risk factors detailed from time to time in Glatfelter’s and Berry’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the registration statements, proxy statement/prospectus and other documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible to either predict new factors or assess the potential effect of any such new factors. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available as of the date hereof. All forward-looking statements are made only as of the date hereof and neither Berry nor Glatfelter undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Berry and Glatfelter. In connection with the proposed transaction, Berry and Glatfelter intend to file relevant materials with the SEC, including a registration statement on Form S-4 by Glatfelter that will contain a proxy statement/prospectus relating to the proposed transaction. In addition, Spinco expects to file a registration statement in connection with its separation from Berry. This communication is not a substitute for the registration statements, proxy statement/prospectus or any other document which Berry and/or Glatfelter may file with the SEC. STOCKHOLDERS OF BERRY AND GLATFELTER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the registration statements and proxy statement/prospectus (when available) as well as other filings containing information about Berry and Glatfelter, as well as Spinco, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Berry or Spinco will be made available free of charge on Berry’s investor relations website at www.ir.berryglobal.com. Copies of documents filed with the SEC by Glatfelter will be made available free of charge on Glatfelter's investor relations website at www.glatfelter.com/investors.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to sell, subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Berry and its directors and executive officers, and Glatfelter and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Glatfelter common stock and/or the offering of securities in respect of the proposed transaction. Information about the directors and executive officers of Berry, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth under the caption “Security Ownership of Beneficial Owners and Management” in the definitive proxy statement for Berry’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on January 4, 2024 (www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001378992/000110465924001073/tm2325571d6_def14a.htm). Information about the directors and executive officers of Glatfelter including a description of their direct or indirect interests, by security holdings or otherwise, is set forth under the caption “Ownership of Company Stock” in the proxy statement for Glatfelter's 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2023 (www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0000041719/000004171923000012/glt-20230331.htm). In addition, Curt Begle, the current President of Berry’s Health, Hygiene & Specialties Division, will be appointed as Chief Executive Officer of the combined company. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	RMT Transaction Agreement, dated as of February 6, 2024, by and among Glatfelter Corporation, Treasure Merger Sub I, Inc., Treasure Merger Sub II, LLC, Berry Global Group, Inc., and Treasure Holdco, Inc.*
2.2	Separation and Distribution Agreement, dated as of February 6, 2024, by and among Glatfelter Corporation, Berry Global Group, Inc., and Treasure Holdco, Inc. *
10.1	Employee Matters Agreement, dated as of February 6, 2024, by and among Glatfelter Corporation, Berry Global Group, Inc., and Treasure Holdco, Inc. *
10.2	Tax Matters Agreement, dated as of February 6, 2024, by and among Glatfelter Corporation, Berry Global Group, Inc., and Treasure Holdco, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies of such schedules (or similar attachments) to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

February 12, 2024	By:	/s/ Jill L. Urey
Name: Jill L. Urey
Title: Vice President, General Counsel & Compliance